Nomura Asset Depositor Company, LLC ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”), performed the due diligence services described below (the “Review”) on residential mortgage loans acquired by Nomura Corporate Funding Americas, LLC (the “Client”). These mortgage loans, which were originated by multiple parties, were purchased by the Client in multiple bulk transactions or via Reliance Letter and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.

The Review was conducted on the portion of the securitization mortgage loan population reviewed by AMC. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC may or may not have reviewed all of the mortgage loans in the securitization loan population for a specific scope of review. During the course of the selection of the final securitization population mortgage loans may have been eliminated from originally envisioned securitization population for reasons that are unknown to AMC. Within the final securitization mortgage loan population, the Review sample was broken down into the following review scopes:

▪	“Compliance, Credit and Valuation Review”:	580 mortgage loans
▪	“Lease Review”:	1,388 mortgage loans
▪	“Data Integrity Review”:	1,968 mortgage loans
▪	“Collection Comment Review”:	410 mortgage loans
▪	“Modification Review”:	4 mortgage loans
▪	“Title Review”:	415 mortgage loans consisting of 458 Properties

During the course of the securitization evaluation process, the Client may have removed loans that were reviewed by AMC from the securitization for reasons that were not disclosed to AMC.

(3) Determination of the sample size and computation.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), identified in Item 3 of the Form ABS Due Diligence-15E.

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(4) Quality or integrity of information or data about the assets: review and methodology. AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review) and relevant for the Scope in question, included the following data fields:

# of Units	Flood Insurance Monthly Premium	Original HCLTV
Amortization Term	Guideline Name	Original Interest Rate
Amortization Type	Hard Penalty Period (months)	Original Interest Rate Period
Appraisal As-Is Value	Has FTHB	Original Loan Amount
Appraisal Date	Hazard Insurance Monthly Premium	Original LTV
Appraisal Effective Date	Hazard Insurance Premium (Annual)	Original P&I
Appraised Value	Index Type	Original PITI
As-Is Value Used For LTV Calculation	Interest Only	Original PITIA
Asset Total Balance	Interest Only Period	Original Term
Available for Reserves	Interest Rate Change Frequency	Origination Channel
Balloon Flag	Interest Rate Initial Cap	Origination Company Name
Blanket Mortgage?	Interest Rate Initial Floor	Originator Application Date
Borrower Citizenship	Interest Rate Life Cap	Originator Loan Designation
Borrower First Name	Interest Rate Life Floor	Other Financing Junior Total Original Loan Amount
Borrower FTHB	Interest Rate Life Max	Payment Change Frequency
Borrower Full Name	Interest Rate Life Min	Payment Frequency
Borrower Last Name	Interest Rate Periodic Cap	PMI Coverage %
Borrower Qualifying FICO	Interest Rate Periodic Floor	Prepayment Penalty
Borrower Self-Employed?	Investor: Qualifying Housing Ratio	Prepayment Penalty Period (months)
Borrower SSN	Investor: Qualifying Total Debt Ratio	Prepayment Terms
Cash From Borrower	Lender	Product Description
Cash To Borrower	Lien Position	Property Type
City	Lookback Period	Purpose
Coborrower Citizenship	LTV Valuation Value	Refi Purpose
Coborrower First Name	Margin	Representative FICO
Coborrower Last Name	Maturity Date	Rounding Factor
Coborrower Qualifying FICO	MERS Min Number	Rounding Method
Coborrower SSN	MI Monthly Premium	State
Contract Sales Price	Monthly HOA Dues	Street
Cost Basis	Monthly Taxes	Subject Debt Service Coverage Ratio
Creditor Application Date	Mortgage Type	Taxes and Insurance
Debt Service Coverage Ratio	Next Interest Rate Change Date	Total Cash-out
Doc Type	Note Date	Total PITIA
First Interest Rate Change Date	Occupancy	Zip
First Payment Date	Original As-Is LTV
Flood Insurance Annual Premium	Original CLTV

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

CREDIT REVIEW (580 Loan)

AMC reviewed asset origination to determine conformity to the stated underwriting or credit extension guidelines, standards, criteria or other requirements, including, as applicable for the Residential Population, the Ability to Repay and Qualified Mortgage requirements described below, that were provided to AMC. When applicable, a review of the mortgage loan file to the Automated Underwriting System output within the mortgage loan file was also performed.

Credit Application: For the Credit Application, AMC verified that the application: (i) was signed by all listed borrowers, (ii) was substantially filled out, (iii) contained all known borrower-owned properties on the Real Estate Owned section 2, and (iv) included the borrower’s employment history.

Credit Report: AMC’s review included confirming that a credit report, that met guideline requirements, was present for each borrower and that such borrower’s credit profile adhered to the guidelines. In order to make this determination, AMC: (i) captured the monthly consumer debt payments for use in relevant calculations, (ii) noted and researched the Real Estate Owned and fraud alerts, (iii) gathered liabilities listed on the credit report to be included in the debt to income ratio as appropriate, and (iv) gathered data required for the ASF tape submission including (a) the most recent FICO (scores from Equifax, Experian, and Transunion if available), (b) the most recent FICO date, (c) the longest trade line, (d) the maximum trade line, (e) the number of trade lines, and (f) the credit usage ratio.

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Employment and Income: AMC determined whether applicable supporting employment and income documentation required by the guidelines, and as applicable Appendix Q or ATR, was present in the mortgage loan file and where possible, wasn’t fraudulent. This documentation was used to verify whether the income used to qualify the mortgage loan was calculated in accordance with the guidelines and may have included items such as: (i) verbal or written verification of employment, (ii) pay stubs, (iii) W-2 forms, (iv) tax returns, (v) financial statements, (vi) IRS tax transcripts, and (vii) Bank Statements.

Asset Review: AMC assessed whether the asset documentation required by the guidelines, and as applicable, Appendix Q or ATR, was present in the mortgage loan file. Utilizing this documentation, AMC completed a review of the reserve calculation and any large deposits. Documentation verifying assets for down payment, closing costs, prepaid items and reserves may have included: (i) verification-of-deposit (“VOD(s)”), (ii) depository account statements, (iii) stock or security account statements, (iv) gift funds, (v) escrow or earnest money deposits, and (vi) settlement statements or other evidence of conveyance and transfer of funds (if a sale of assets was involved).

Hazard/Flood Insurance/Taxes: A review of the insurance present on the mortgage loan was also performed by AMC. During the course of this review, AMC (i) verified that the hazard insurance met the minimum required amount of coverage in the guidelines, (ii) confirmed that the mortgage clause listed the lender’s name and “its successors and assigns,”, (iii) confirmed that the premium amount on both the hazard and flood insurance matched what was used in the DTI calculations, (iv) reviewed the tax certificate to verify and compare monthly escrows used to calculate DTI matched and that taxes were current, (v) confirmed that the flood certification was for the correct borrower, property, lender and mortgage loan number and was a “Life of Loan” certification, and (vi) completed other property specific items including (a) for condominium properties, confirming that the blanket policy met the minimum amount of coverage in the guidelines and (b) for properties in a flood zone per the flood certification, confirming that flood insurance met guideline requirements and met the minimum required amount of coverage in the guidelines.

Occupancy Review: AMC confirmed the property occupancy is consistent with the mortgage loan approval and borrowers’ application disclosure based solely on information contained in the mortgage loan file and any fraud report obtained in connection with the mortgage loan.

Guideline Review: During the course of the review, AMC confirmed the mortgage loan was originated in accordance with required guidelines by reviewing conformity of mortgage loan, transaction type, and borrower characteristics to stated guidelines. Mortgage characteristics examined included (i) DTI of the borrower, (ii) the LTV/TLTV/HTLTV, (iii) the credit score for each borrower, (iv) asset reserves of the borrower, (v) property type, (vi) property usage, and (vii) other property specific items including for condominium or cooperative properties, assessing whether the condominium or cooperative project adheres to required guidelines.

Fraud Review: AMC reviewed fraud report results in each mortgage loan file, to the extent present, in conjunction with source documents found in the mortgage loan file to assess the likelihood of any misrepresentations associated with the origination of the mortgage loan. If the mortgage loan file did not contain a fraud report and the counterparty did not produce one, AMC conditioned the mortgage loan for the missing fraud report product.

If a report was present, AMC reviewed the report for (i) any name variations for the borrowers, (ii) any social security number variations for the borrowers, (iii) any potential occupancy issues based on the borrower’s address history, (iv) any noted employment issues, and (v) any additional consumers associated with the borrower’s profile. If any findings were noted, AMC confirmed that such findings and/or variations were addressed by the originator in the origination of the asset or that such red flag issues were fully addressed via mortgage loan documentation provided.

Title Review: AMC’s review included a review of the chain of title and the duration of ownership by the seller or borrower (whichever is applicable) satisfied the guidelines. Included in this review was a verification of whether the appropriate vestee was on the title documentation (if a purchase, the seller; if a refinance, the borrower) and that the title commitment addressed issues such as assessments; covenants, conditions and restrictions; access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; environmental liens, and oil/gas leases.

Additional Review of Mortgage Loan File: AMC also reviewed the closing documents to ensure that the mortgage loan file information is complete, accurate, and contains consistent documentation. Included in the portion of the review are items such as reviewing for (i) evidence of primary mortgage insurance, (ii) if the property is located in an area that was listed as a FEMA disaster zone post origination, (iii) the presence of loan modification documents, and (iv) general conformity to Fannie Mae or Freddie Mac approved formats at the time of origination.

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Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”) and/or loan-to-value ratios (“LTV(s)”) were used in the assessment of conformity guidelines.

LEASES REVIEW (1,388 Loans)

DOCUMENT REVIEW

For each Loan, AMC will review the Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose / non-owner occupancy, (l) articles of incorporation, if applicable, (m) operating agreement, and (n) background check.

CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

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Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

(6) Value of collateral securing the assets: review and methodology.

AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, and (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions.

With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

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Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014

(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:

a)	Rescission (§1026.23):

i)	failure to provide the right of rescission notice;

ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

iii)	errors in the right of rescission notice;

iv)	failure to provide the correct form of right of rescission notice;

v)	failure to provide the three (3) business day rescission period; and

vi)	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:

i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);

ii)	proper execution by all required parties;

iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and

iv)	timing of initial and re-disclosed TIL(s);

c)	Tolerances (§§1026.18, 22 and 23):

i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and

ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;

d)	High-cost Mortgage (§§1026.31, 32 and 33):

i)	points and fees threshold test;

ii)	APR threshold test;

iii)	prepayment penalty test; and

iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;

e)	Higher-priced Mortgage Loan (§1026.35):

i)	APR threshold test; and

ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm the presence of the current GFE form in effect at the time of origination;

ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;

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iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;

iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and

v)	confirm the presence of a settlement service provider list, as applicable.

b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:

i)	confirm current applicable HUD form was provided;

ii)	determination that the loan file contains the final HUD;

iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and

iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.

c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:

i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;

ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and

iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.

d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;

ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;

iv)	confirm the Special Information Booklet was provided within three (3) business days of application;

v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;

vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;

vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and

viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review

AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:

▪	Initial application (1003);

▪	Final application (1003);

▪	Note;

▪	Appraisal;

▪	Sales contract;

▪	Title/Preliminary Title;

▪	Initial TIL;

▪	Final TIL;

▪	Final HUD-1;

▪	Initial and final GFE’s;

▪	Right of Rescission Disclosure;

▪	Mortgage/Deed of Trust;

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▪	Mortgage Insurance;

▪	Tangible Net Benefit Disclosure;

▪	FACTA disclosures; and

▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014

For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:

a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):

i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;

ii)	review relevant document to determine if there was dual compensation; and

iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.

(1)	Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

b)	Homeownership counseling (§1026.36):

i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;

c)	Mandatory Arbitration Clauses (§1026.36):

i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;

d)	Prohibition on Financing Credit Insurance (§1026.36):

i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and

e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):

i)	review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:

a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):

i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and

ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:

a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));

b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));

c)	Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

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AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage

With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay

AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer’s current or reasonably expected income or assets, (ii) if the creditor relied on income from the consumer’s employment in determining repayment ability, the consumer’s current employment status; (iii) the consumer’s monthly payment; (iv) the consumer’s monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer’s monthly payment for mortgage-related obligations; (vi) the consumer’s current debt obligations, alimony, and child support; (vii) the consumer’s monthly debt-to-income ratio or residual income; and (viii) the consumer’s credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i)	timing and content of the right to receive copy of appraisal disclosure;

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ii)	charging of a fee for a copy of the appraisal or other written valuation;

iii)	timing of creditor providing a copy of each appraisal or other written valuation;

iv)	with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review

AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

COLLECTION COMMENT REVIEW (410 loans): AMC performed up to 24-month review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

MODIFICATION REVIEW (4 loans): AMC conducted a review of the modification, or modifications, contained within the mortgage loan file.

TITLE REVIEW (415 loans): SitusAMC was engaged to perform diligence on multiple pools of mortgage loans. Property reports and images of recorded documents were provided by a title abstracting service provider selected by the engaging party (“Property Reports”). AMC gathered, analyzed, and reviewed the Property Reports to assess any title, vesting, or lien issues and provided the engaging party a detailed report of all relevant findings.

The scope of the diligence included the following:

A.	Chain of Title Review: The deed chain was reviewed to identify:

a.	Any mortgages which were not executed by all parties on title at the time of origination/recordation to identify any potential concerns related to mortgage enforceability or lien perfection.

b.	Any properties which were no longer owned at least in part by the subject mortgage borrower were reviewed to identify potential concerns related to or arising from the current ownership status.

B.	First Lien Position Review: Lien and subject mortgage information was reviewed to identify:

a.	Any mortgages recorded prior to the subject mortgage. (“Prior Mortgages”)

b.	Any other liens or judgments recorded prior to the subject mortgage. (“Prior Liens”)

c.	Any junior liens recorded after the subject mortgage which have the potential to assert some form of lien priority over the subject mortgage such as:

i.	Municipal liens (“Municipal Liens”)

ii.	Property tax liens/security agreements (“Property Tax Liens”)

iii.	Federal/DOJ/IRS Tax liens (“Federal Tax Liens”)

iv.	HOA liens (including the identification of HOA super lien states) (“Super Position HOA Liens”)

C.	Prior Mortgage & Lien Validity Review: For those items identified in B(a) and B(b), an additional level of review was completed to determine if the item in question was then currently attached and/or enforceable against the subject property as a priority lien, such as:

a.	Regional statutes/case law related to lien/mortgage enforcement

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b.	Debtor Identity Verification (i.e. Commonality of Name)

c.	Attachment protections like Tenancy by the Entireties, Instantaneous Seisin, etc.

d.	Recorded Satisfactions, Releases, Reconveyances, Cancellations, Subordination Agreements, etc. (whether shown on the Property Report or independently located via online public records)

D.	Title Policy Coverage Review: For those items identified in Section B(a) and B(b) above which were not resolved in Section C above and for those items identified in Section A(a) above, Meridian reviewed the Lender’s Title Policy (“Title Policy”), when available, to determine whether Meridian believed that damages resulting from the item in question could be indemnified by the title insurer under the apparent terms and conditions of the Title Policy. The findings of this review are limited to the identification of coverage exceptions which are explicitly itemized in the Title Policy and should not be construed as the equivalent to the Insurers determination of coverage.

E.	Miscellaneous Item Review: In instances where a miscellaneous item or exception is identified in the course of the itemized scope that is not otherwise categorized above (“Miscellaneous Items”), that item is reviewed to confirm whether or not it is believed to be a concern with respect to the enforceability of the subject mortgage or of material interest to the engaging party.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”). Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results. Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report. In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued. SitusAMC also hereby disclaims any representation or warranty as to the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan. The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice. The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

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SUMMARY OF FINDINGS AND CONCLUSIONS

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of the NRSROs listed in the Form ABS Due Diligence-15E.

OVERALL REVIEW RESULTS SUMMARY (1,968 Mortgage Loans)

There were 1,968 mortgage loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable NRSRO grading criteria 1,299 mortgage loans (66.01%) had an Overall grade of “A”, 669 mortgage loans (33.99%) had an Overall grade of “B”.

Overall Loan Grades
Overall Grade	Loan Count	% of Loans
A	1,299	66.01%
B	669	33.99%
C	0	0.00%
D	0	0.00%
Total	1,968	100.00%

COMPLIANCE RESULTS SUMMARY (580 Mortgage Loans)

Note one thousand three hundred eighty-eight loans (1,388) Leases were not assigned a Compliance grade. Of the remaining five hundred eighty (580) loans reviewed for compliance, all five hundred eighty (580) loans (100.00%) subjected to a compliance review, received an “A” or “B” Compliance grade.

Compliance Loan Grades
Overall Grade	Loan Count	% of Loans	% of Compliance Review Population
A	374	19.00%	64.48%
B	206	10.47%	35.52%
C	0	0.00%	0.00%
D	0	0.00%	0.00%
Compliance Not Run	1,388	70.53%	N/A
Total	1,968	100.00%	100.00%

CREDIT REVIEW RESULTS SUMMARY (1,968 Mortgage Loans)

Of the one thousand nine hundred sixty-eight (1,968) loans reviewed, all one thousand nine hundred sixty-eight (1,968) received an “A” or “B” Credit grade, and one thousand four hundred eighty loans (1,480) or 75.20% received an “A” Credit grade.

Credit Grades
Credit Grade	Loan Count	% of Loans
A	1,480	75.20%
B	488	24.80%
C	0	0.00%
D	0	0.00%
Total	1,968	100.00%

PROPERTY/VALUATION REVIEW RESULTS SUMMARY (1,968 Mortgage Loans)

Of the one thousand nine hundred sixty-eight loans (1,968) loans reviewed, all one thousand nine hundred sixty-eight (1,968) loans (100%) received an “A” or “B” Property grade.

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Property Grades
Property Grade	Loan Count	% of Loans
A	1,944	98.78%
B	24	1.22%
C	0	0.00%
D	0	0.00%
Total	1,968	100.00%

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the one thousand nine hundred sixty-eight (1,968) Loans reviewed, one thousand eight hundred three (1,803) unique Loans had six thousand nine hundred ninety-six (6,996) different tape discrepancies across ninety-six (96) data fields (some Loans had more than one data delta). The most variances were found on Street, Borrower Full Name and Borrower Last Name.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	27	1,749	1.54%	1,968
Amortization Term	17	134	12.69%	1,968
Amortization Type	7	901	0.78%	1,968
Appraisal As-Is Value	61	94	64.89%	1,968
Appraisal Date	27	31	87.10%	1,968
Appraisal Effective Date	1	5	20.00%	1,968
Appraised Value	3	75	4.00%	1,968
As-Is Value Used For LTV Calculation	11	680	1.62%	1,968
Asset Total Balance	1	1	100.00%	1,968
Available for Reserves	1	1	100.00%	1,968
Balloon Flag	4	166	2.41%	1,968
Blanket Mortgage?	1	1	100.00%	1,968
Borrower Citizenship	32	93	34.41%	1,968
Borrower First Name	314	954	32.91%	1,968
Borrower FTHB	363	632	57.44%	1,968
Borrower Full Name	608	830	73.25%	1,968
Borrower Last Name	413	1,023	40.37%	1,968
Borrower Qualifying FICO	0	5	0.00%	1,968
Borrower Self-Employed?	0	8	0.00%	1,968
Borrower SSN	280	835	33.53%	1,968
Cash From Borrower	4	4	100.00%	1,968
Cash To Borrower	3	4	75.00%	1,968
City	69	1,893	3.65%	1,968
Coborrower Citizenship	0	1	0.00%	1,968
Coborrower First Name	33	197	16.75%	1,968
Coborrower Last Name	21	197	10.66%	1,968
Coborrower Qualifying FICO	2	4	50.00%	1,968
Coborrower SSN	24	172	13.95%	1,968

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Contract Sales Price	295	1,238	23.83%	1,968
Cost Basis	20	102	19.61%	1,968
Creditor Application Date	0	42	0.00%	1,968
Debt Service Coverage Ratio	3	6	50.00%	1,968
Doc Type	9	32	28.13%	1,968
First Interest Rate Change Date	18	122	14.75%	1,968
First Payment Date	15	991	1.51%	1,968
Flood Insurance Annual Premium	17	22	77.27%	1,968
Flood Insurance Monthly Premium	0	2	0.00%	1,968
Guideline Name	2	2	100.00%	1,968
Hard Penalty Period (months)	1	2	50.00%	1,968
Has FTHB	79	730	10.82%	1,968
Hazard Insurance Monthly Premium	11	89	12.36%	1,968
Hazard Insurance Premium (Annual)	13	24	54.17%	1,968
Index Type	91	125	72.80%	1,968
Interest Only	9	867	1.04%	1,968
Interest Only Period	1	17	5.88%	1,968
Interest Rate Change Frequency	8	124	6.45%	1,968
Interest Rate Initial Cap	29	124	23.39%	1,968
Interest Rate Initial Floor	12	14	85.71%	1,968
Interest Rate Life Cap	11	135	8.15%	1,968
Interest Rate Life Floor	2	6	33.33%	1,968
Interest Rate Life Max	8	119	6.72%	1,968
Interest Rate Life Min	42	116	36.21%	1,968
Interest Rate Periodic Cap	10	128	7.81%	1,968
Interest Rate Periodic Floor	11	120	9.17%	1,968
Investor: Qualifying Housing Ratio	3	3	100.00%	1,968
Investor: Qualifying Total Debt Ratio	283	765	36.99%	1,968
Lender	42	109	38.53%	1,968
Lien Position	11	1,348	0.82%	1,968
Lookback Period	12	119	10.08%	1,968
LTV Valuation Value	167	898	18.60%	1,968
Margin	27	152	17.76%	1,968
Maturity Date	23	1,000	2.30%	1,968
MERS Min Number	17	32	53.13%	1,968
MI Monthly Premium	1	1	100.00%	1,968
Monthly HOA Dues	12	30	40.00%	1,968
Monthly Taxes	27	100	27.00%	1,968
Mortgage Type	249	749	33.24%	1,968
Next Interest Rate Change Date	16	114	14.04%	1,968
Note Date	38	263	14.45%	1,968
Occupancy	10	1,035	0.97%	1,968
Original As-Is LTV	6	32	18.75%	1,968
Original CLTV	359	1,740	20.63%	1,968

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Original HCLTV	0	1	0.00%	1,968
Original Interest Rate	49	1,908	2.57%	1,968
Original Interest Rate Period	5	115	4.35%	1,968
Original Loan Amount	77	1,901	4.05%	1,968
Original LTV	79	1,856	4.26%	1,968
Original P&I	31	223	13.90%	1,968
Original PITI	7	12	58.33%	1,968
Original PITIA	46	81	56.79%	1,968
Original Term	11	873	1.26%	1,968
Origination Channel	260	693	37.52%	1,968
Origination Company Name	88	116	75.86%	1,968
Originator Application Date	14	49	28.57%	1,968
Originator Loan Designation	0	4	0.00%	1,968
Other Financing Junior Total Original Loan Amount	4	7	57.14%	1,968
Payment Change Frequency	0	1	0.00%	1,968
Payment Frequency	0	5	0.00%	1,968
PMI Coverage %	52	183	28.42%	1,968
Prepayment Penalty	1	135	0.74%	1,968
Prepayment Penalty Period (months)	10	738	1.36%	1,968
Prepayment Terms	20	608	3.29%	1,968
Product Description	63	111	56.76%	1,968
Property Type	265	1,843	14.38%	1,968
Purpose	12	1,924	0.62%	1,968
Refi Purpose	69	1,127	6.12%	1,968
Representative FICO	84	1,869	4.49%	1,968
Rounding Factor	8	121	6.61%	1,968
Rounding Method	0	2	0.00%	1,968
State	6	1,891	0.32%	1,968
Street	796	1,848	43.07%	1,968
Subject Debt Service Coverage Ratio	237	1,025	23.12%	1,968
Taxes and Insurance	27	30	90.00%	1,968
Total Cash-out	20	23	86.96%	1,968
Total PITIA	258	680	37.94%	1,968
Zip	50	1,886	2.65%	1,968
Total	6,996	48,368	14.46%	1,968

COLLECTION COMMENT REVIEW SUMMARY (410 mortgage Loans)

AMC reviewed a total of 410 mortgage loans. In total 60 mortgage loans (14.63% by number), carried an EV3 exception. The exception detail is in the EV3 Exceptions – By Loan Count table below.

Servicing Review Grade	Loan Count	% of Loans
3	60	14.63%
2	97	23.66%
1	253	61.71%
Total	410	100.00%

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Exception Type	Exception Grade	Exception	Total
Comment	3	Collection Comments - Incomplete -	11
		Damaged Interior - Damage remains unresolved and no indication covered by insurance	17
		Damaged Exterior - Damage remains unresolved and no indication covered by insurance sufficient to cover repair	6
		Title Issue -	26
		Damaged/Occupied/FEMA Zone - Damage remains unresolved and no indication covered by insurance	2
		Environmental Damaged Interior - Damage remains unresolved and no indication covered by insurance	1
		Evidence of environment issues surrounding property.	1
		Legal action - ownership rights are endangered	13
		RFD - Borrower Illness	1
		Vacant Property - Unsecured	1
		Total Comment Grade (3) Exceptions:	79

Title Review

As requested by the Client, a title review was included in SitusAMC’s scope of review. To facilitate this review, the Client provided SitusAMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, SitusAMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, SitusAMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. SitusAMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

SitusAMC TITLE REVIEW SUMMARY (458 Properties across 415 Mortgage Loans)

As part of the due diligence services, the Client provided SitusAMC with identifying data on 458 properties across 415 mortgage loans. Based on the scope of review set forth herein, the critical findings are summarized as follows:

●	Except with respect to 5 mortgage loan files, there are no potential issues concerning origination deed vesting. With respect to the 5 mortgage loan files, 1 of the mortgage loan files contained a Title Policy on which there are no stated exceptions which explicitly preclude coverage and 4 of the mortgage loan files could not be mitigated as the loan file did not contain sufficient title evidence.

●	Except with respect to 3 Association Liens across 2 mortgage loan files, no unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.

●	Except with respect to 121 Municipal Liens across 54 mortgage loan files, no unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.

●	Except with respect to 2 Property Tax Liens across 2 mortgage loan files, no unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.

●	Except with respect to 81 Prior Liens across 31 mortgage loan files which were recorded prior to the subject mortgage, all Prior Liens identified in our review have been resolved. With respect to the 81 Prior Liens across 31 mortgage loan files, 21 Prior Liens were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage, 12 Prior Liens were determined to be mitigated as the timeline for enforceability has passed, and 48 Prior Mortgages could not be mitigated as the loan file did not contain sufficient title evidence..

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●	Except with respect to 41 Prior Mortgages across 39 mortgage loan files which were recorded prior to the subject mortgage, all Prior Mortgages identified in our review have been resolved. With respect to the 41 Prior Mortgages across 39 mortgage loan files, 5 Prior Mortgages were determined to be mitigated as the mortgage loan files contain a Title Policy on which there are no stated exceptions which explicitly preclude coverage, 7 Prior Mortgages were determined to be mitigated as the timeline for enforceability has passed, and 29 Prior Mortgages could not be mitigated as the loan file did not contain sufficient title evidence.

●	The subject security instruments for 2 mortgage loan files were determined to be released/satisfied.

●	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

ADDITIONAL LOAN POPULATION SUMMARY (some totals may not add due to rounding)

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	1,764	89.63%	$693,965,058.79	88.94%
Adjustable	204	10.37%	$86,257,423.75	11.06%
Total	1,968	100.00%	$780,222,482.54	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	1,968	100.00%	$780,222,482.54	100.00%
Total	1,968	100.00%	$780,222,482.54	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Debt Consolidation	1	0.05%	$200,000.00	0.03%
Cash Out: Other/Multi-purpose/Unknown Purpose	994	50.51%	$300,466,368.75	38.51%
Limited Cash-Out	2	0.10%	$246,500.00	0.03%
First Time Home Purchase	71	3.61%	$37,284,349.00	4.78%
Other-than-first-time Home Purchase	642	32.62%	$338,139,532.20	43.34%
Rate/Term Refinance - Borrower Initiated	258	13.11%	$103,885,732.59	13.31%
Total	1,968	100.00%	$780,222,482.54	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	1	0.05%	$949,933.00	0.12%
241-360 Months	1,899	96.49%	$728,159,781.54	93.33%
361+ Months	68	3.46%	$51,112,768.00	6.55%
Total	1,968	100.00%	$780,222,482.54	100.00%

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Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	1,058	53.76%	$400,799,212.00	51.37%
Co-op	2	0.10%	$1,960,000.00	0.25%
Condo, Low Rise	96	4.88%	$32,539,071.00	4.17%
Condo, High Rise	45	2.29%	$28,399,433.00	3.64%
PUD	271	13.77%	$151,636,629.20	19.44%
Single-wide Manufactured Housing	1	0.05%	$107,950.00	0.01%
1 Family Attached	175	8.89%	$35,965,223.59	4.61%
2 Family	168	8.54%	$45,373,457.75	5.82%
3 Family	56	2.85%	$24,339,118.00	3.12%
4 Family	41	2.08%	$16,205,900.00	2.08%
5-10 Unit Multi-Family	13	0.66%	$10,230,900.00	1.31%
11-20 Unit Multi-Family	5	0.25%	$8,314,183.00	1.07%
21-40 Unit Multi-Family	1	0.05%	$502,600.00	0.06%
Mixed Use	1	0.05%	$617,500.00	0.08%
Unavailable	35	1.78%	$23,231,305.00	2.98%
Total	1,968	100.00%	$780,222,482.54	100.00%

Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Primary	394	20.02%	$311,934,359.00	39.98%
Investment	1,516	77.03%	$429,394,684.54	55.03%
Second Home	58	2.95%	$38,893,439.00	4.98%
Total	1,968	100.00%	$780,222,482.54	100.00%

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